                                                                    Exhibit 10.2


                   UNITED STATES FIDELITY AND GUARANTY COMPANY
                               BALTIMORE MARYLAND
                                (A STOCK COMPANY)

                                PERFORMANCE BOND

                Approved by the American Institute of Architects
                A.I.A. Document No. A-311 (February 1970 Edition)

                                                  BOND NUMBER 72-0120-48944-99-8

KNOW ALL MEN BY THESE PRESENTS:

         That ZACHRY CONSTRUCTION CORPORATION, 527 LOGWOOD AVENUE, P.O. BOX 240130, SAN ANTONIO, TEXAS 78224-0130 as Principal, hereinafter called Contractor, and UNITED STATES FIDELITY AND GUARANTY COMPANY**, a corporation organized and existing under the laws of the State of Maryland, Baltimore, Maryland, as Surety, hereinafter called Surety, are held and firmly bound unto TENASKA GEORGIA I, L. P. as Obligee, hereinafter called Owner, in the amount of TWO HUNDRED TWENTY-NINE MILLION, ONE HUNDRED EIGHTY NINE THOUSAND, EIGHT HUNDRED THIRTY-TWO Dollars ($229,189,832.), for the payment whereof Contractor and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

         WHEREAS, Contractor has by written agreement dated SEPTEMBER 15, 1999, entered into a contract with Owner for ENGINEERING, PROCUREMENT AND CONSTRUCTION OF AN ELECTRIC GENERATING FACILITY LOCATED IN HEARD COUNTY, GEORGIA

In accordance with drawings and specifications prepared by UTILITY ENGINEERING, UTILITY ENGINEERING PLAZA, 5601 I 40 WEST, AMARILLO, TEXAS 79106-4605, which contract is by reference made a part hereof, and is hereinafter referred to as the Contract.

         NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that, if Contractor shall promptly and faithfully perform said Contract, then this obligation shall be null and void; otherwise it shall remain in full force and effect.

         The Surety hereby waives notice of any alteration or extension of time made by the Owner.

         Whenever Contractor shall be, and declared by Owner to be in default under the Contract, the Owner having performed Owner's obligations thereunder, the Surety may promptly remedy the default, or shall promptly

         (1) Complete the Contract in accordance with its terms and conditions, or

         (2) Obtain a bid or bids for completing the Contract in accordance with its terms and conditions, and upon determination by the Owner and the Surety jointly of the lowest responsible bidder, arrange for a contract between such bidder and Owner, and make available as Work progresses (even though there should be a default or a succession of defaults under the contract or contracts of completion arranged under this paragraph) sufficient funds to pay the cost of completion less the balance of the contract price; but not exceeding, including other costs and damages for which the Surety may be liable hereunder, the amount set forth in the first paragraph hereof. The term "balance of the contract price," as used in this paragraph, shall mean the total amount payable by Owner to Contractor under the Contract and any amendments thereto, less the amount properly paid by Owner to Contractor.

         Any suit under this bond must be instituted before the expiration of two (2) years from the date on which final payment under the Contract falls due.

         No right of action shall accrue on this bond to or for the use of any person or corporation other than the Owner named herein or the heirs, executors, administrators or successors of the Owner.

         Signed and sealed this 5th day of NOVEMBER , 1999

                                  ZACHRY CONSTRUCTION CORPORATION

In the presence of:
Myrna Montgomery                  By Raymond C. Wenz Jr.                 (Seal)
   (Witness)                                                          Principal

                                  UNITED STATE FIDELITY AND GUARANTY COMPANY**

                                  By Terry W. Nielsen                    (Seal)
   (Witness)                         Attorney-in-Fact

Contract 211 (2-70)   ** St. Paul Fire and Marine Insurance Company;
                         Seaboard Surety Company; St. Paul Guardian Insurance Company; St. Paul Mercury Insurance Company

                                 RIDER NUMBER 1

           TO BE ATTACHED AND FORM A PART OF Performance Bond Number 72-0120-48944-99-8 issued by UNITED STATES FIDELITY AND GUARANTY COMPANY; ST. PAUL FIRE AND MARINE INSURANCE COMPANY; SEABOARD SURETY COMPANY; ST. PAUL GUARDIAN INSURANCE COMPANY; ST. PAUL MERCURY INSURANCE COMPANY, as Sureties on the 15th day of September, 1999 on behalf of ZACHRY CONSTRUCTION CORPORATION, as Principal, in favor of TENASKA GEORGIA I, L.P., as Obligee.

         PROVIDED HOWEVER, if the Owner/Obligee assigns or collaterally assigns the Contract to Lender (as defined in the Contract), then Owner/Obligee may assign or collaterally assign this bond to Lender.

         IN WHICH EVENT, Surety shall (upon written demand by Lender), subject to the terms and conditions of the bond, perform all obligations of Surety under the bond for the benefit of Lender as if Lender were the Owner/Obligee thereunder;

         PROVIDED, FURTHER, HOWEVER, that prior to such written demand by Lender, Owner/Obligee shall be entitled to enforce all of the rights of the Owner/Obligee under the bond, which shall remain unaffected by the assignment or collateral assignment thereof to Lender.

         IT IS UNDERSTOOD AND AGREED that nothing herein contained shall be held to change, alter or vary the terms of the above described bond(s) except as herein set forth.

         SIGNED, SEALED AND DATED this 5th day of November, 1999.

                                  UNITED STATES FIDELITY AND GUARANTY COMPANY
                                  ST. PAUL FIRE AND MARINE INSURANCE COMPANY
                                  SEABOARD SURETY COMPANY
                                  ST. PAUL GUARDIAN INSURANCE COMPANY
                                  ST. PAUL MERCURY INSURANCE COMPANY

                                  By: Terry W. Nielsen
                                      Attorney-in-Fact

ACCEPTED:                         ZACHRY CONSTRUCTION CORPORATION (Principal)

                                  By: Raymond C. Wenz Jr.

                   UNITED STATES FIDELITY AND GUARANTY COMPANY
                               Baltimore Maryland
                                (A Stock Company)

                         LABOR AND MATERIAL PAYMENT BOND

                Approved by the American Institute of Architects
                A.I.A. Document No. A-311 (February 1970 Edition)

                                                  BOND NUMBER 72-0120-48944-99-8

KNOW ALL MEN BY THESE PRESENTS:

         That ZACHRY CONSTRUCTION CORPORATION, 527 LOGWOOD AVENUE, P.O. BOX 240130, SAN ANTONIO, TEXAS 78224-0130 as Principal, hereinafter called Principal, and UNITED STATES FIDELITY AND GUARANTY COMPANY**, a corporation organized and existing under the laws of the State of Maryland, Baltimore, Maryland, as Surety, hereinafter called Surety, are held and firmly bound unto TENASKA GEORGIA I, L. P. as Obligee, hereinafter called Owner, in the amount of TWO HUNDRED TWENTY-NINE MILLION, ONE HUNDRED EIGHTY NINE THOUSAND, EIGHT HUNDRED THIRTY-TWO Dollars ($229,189,832.), for the payment whereof Principal and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

         WHEREAS, Principal has by written agreement dated SEPTEMBER 15, 1999, entered into a contract with Owner for ENGINEERING, PROCUREMENT AND CONSTRUCTION OF AN ELECTRIC GENERATING FACILITY LOCATED IN HEARD COUNTY, GEORGIA

In accordance with drawings and specifications prepared by UTILITY ENGINEERING, UTILITY ENGINEERING PLAZA, 5601 I 40 WEST, AMARILLO, TEXAS 79106-4605, which contract is by reference made a part hereof, and is hereinafter referred to as the Contract.

         NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that if the Principal shall promptly make Payment to all claimants as hereinafter defined, for all labor and material used or reasonably required for use in the performance of the Contract, then this obligation shall be void; otherwise it shall remain in full force and effect, subject, however, to the following conditions:

         (1) A claimant is defined as one having a direct contract with the Principal or with a sub-contractor of the Principal for labor, material, or both, used or reasonably required for use in the performance of the contract, labor and material being construed to include that part of water, gas, power, light, heat, oil, gasoline, telephone service or rental of equipment directly applicable to the Contract.

         (2) The above-named Principal and Surety hereby jointly and severally agree with the Owner that every claimant as herein defined, who has not been paid in full before the expiration of a period of ninety (90) days after the date on which the last of such claimant's work or labor was done or performed, or materials were furnished by such claimant, may sue on this bond for the use of such claimant, prosecute the suit to final judgment for such sum or sums as may be justly due claimant, and have execution thereon. The Owner shall not be liable for the payment of any costs or expenses of any suit.

         (3)  No suit or action shall be commenced hereunder by any claimant,

              (a) Unless claimant, other than one having a direct contract with the Principal, shall have given written notice to any two of the following: The Principal, the Owner, or the Surety above named, within ninety (90) days after such claimant did or performed the last of the work or labor, or furnished the last of the materials for which said claim is made, stating with substantial accuracy the amount claimed and the name of the party to whom the materials were furnished, or for whom the work or labor was done or performed. Such notice shall be served by mailing the same by registered mail or certified mail, postage prepaid, in an envelope addressed to the Principal, Owner or Surety, at any place where an office is regularly maintained for the transaction of business, or served in any manner in which legal process may be served in the state in which the aforesaid project is located, save that such service need not be made by a public officer.

              (b) After the expiration of one (1) year following the date on which Principal ceased work on said Contract, it being understood, however, that if any limitation embodied in this bond is prohibited by any law controlling the construction hereof such limitation shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

              (c) Other than in a state court of competent jurisdiction in and for the county or other political subdivision of the state in which the project, or any part thereof, is situated, or in the United States District Court for the district in which the project, or any part thereof, is situated, and not elsewhere.

         (4) The amount of this bond shall be reduced by and to the extent of any payment or payments made in good faith hereunder, inclusive of the payment by Surety if mechanics' liens which may be filed of record against said improvement, whether or not claim for the amount of such lien be presented under and against the bond.

         Signed and sealed this 5th day of NOVEMBER , 1999

                                  ZACHRY CONSTRUCTION CORPORATION

In the presence of:
Myrna Montgomery                  By Raymond C. Wenz Jr.                 (Seal)
   (Witness)                                                          Principal

                                  UNITED STATE FIDELITY AND GUARANTY COMPANY**

                                  By Terry W. Nielsen                    (Seal)
   (Witness)                         Attorney-in-Fact

This bond is issued simultaneously with performance bond in favor of the Owner conditioned on the full and faithful performance of the Contract.


Contract 211 (2-70)   ** St. Paul Fire and Marine Insurance Company;
                         Seaboard Surety Company; St. Paul Guardian Insurance Company; St. Paul Mercury Insurance Company

                                 RIDER NUMBER 1

           TO BE ATTACHED AND FORM A PART OF Payment Bond Number
72-0120-48944-99-8 issued by UNITED STATES FIDELITY AND GUARANTY COMPANY; ST. PAUL FIRE AND MARINE INSURANCE COMPANY; SEABOARD SURETY COMPANY; ST. PAUL GUARDIAN INSURANCE COMPANY; ST. PAUL MERCURY INSURANCE COMPANY, as Sureties on the 15th day of September, 1999 on behalf of ZACHRY CONSTRUCTION CORPORATION, as Principal, in favor of TENASKA GEORGIA I, L.P., as Obligee.

         PROVIDED HOWEVER, if the Owner/Obligee assigns or collaterally assigns the Contract to Lender (as defined in the Contract), then Owner/Obligee may assign or collaterally assign this bond to Lender.

         IN WHICH EVENT, Surety shall (upon written demand by Lender), subject to the terms and conditions of the bond, perform all obligations of Surety under the bond for the benefit of Lender as if Lender were the Owner/Obligee thereunder;

         PROVIDED, FURTHER, HOWEVER, that prior to such written demand by Lender, Owner/Obligee shall be entitled to enforce all of the rights of the Owner/Obligee under the bond, which shall remain unaffected by the assignment or collateral assignment thereof to Lender.

         IT IS UNDERSTOOD AND AGREED that nothing herein contained shall be held to change, alter or vary the terms of the above described bond(s) except as herein set forth.

         SIGNED, SEALED AND DATED This 5th day of November, 1999.

                                  UNITED STATES FIDELITY AND GUARANTY COMPANY
                                  ST. PAUL FIRE AND MARINE INSURANCE COMPANY
                                  SEABOARD SURETY COMPANY
                                  ST. PAUL GUARDIAN INSURANCE COMPANY
                                  ST. PAUL MERCURY INSURANCE COMPANY

                                  By: Terry W. Nielsen
                                      Attorney-in-Fact

ACCEPTED:                         ZACHRY CONSTRUCTION CORPORATION (Principal)

                                  By: Raymond C. Wenz Jr.